Dreyfus California Municipal Income, Inc.

ANNUAL REPORT September 30, 1999

(reg.tm)



The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)


The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Selected Information

                             7   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                            18   Report of Independent Auditors

                            19   Dividend Reinvestment Plan

                            21   Important Tax Information

                            22   Proxy Results

                            25   Officers and Directors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                             Dreyfus California

                                                         Municipal Income, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus California Municipal Income, Inc., covering the 12-month period from October 1, 1998 through September 30, 1999. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Paul Disdier.

The past 12 months have been highly volatile for most bonds. Although U.S. Treasury securities began the reporting period in the wake of a rally caused primarily by a "flight to quality" amid the spread of the global financial crisis in overseas markets, most higher yielding sectors of the bond market had declined sharply. The Federal Reserve Board responded to the global financial crisis last fall by reducing short-term interest rates. Its strategy apparently was effective, and the U.S. economy remained strong through the remainder of the reporting period.

Because inflation is more likely to rise in a strong economy, the bond market overall -- including U.S. Treasury securities -- declined during the first nine months of 1999. To help forestall a rise of inflation, the Federal Reserve Board raised short-term interest rates twice during the summer of 1999, effectively reversing most of last fall's interest-rate cuts. Higher interest rates led to some erosion of bond prices, especially among the higher yielding market sectors. In this environment, however, the yields of many higher yielding bonds -- including corporate bonds and U.S. government agency securities -- have recently been quite attractive compared to the yields of U.S. Treasury securities of comparable maturity.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus California Municipal Income, Inc.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

October 15, 1999




DISCUSSION OF FUND PERFORMANCE

Paul Disdier, Portfolio Manager

How did Dreyfus California Municipal Income, Inc. perform over the period?

The fund provided a total return of -2.53% for the 12-month reporting period ended September 30, 1999.(1) The fund produced income dividends of $0.564 per share, which is equal to a distribution rate of 5.86%, over the same period.(2)

We attribute the fund's performance to its security selection strategy, which emphasizes income over total return. In rising interest-rate environments such as the one that prevailed throughout most of the reporting period, prices of high income-producing bonds tend to decline less than prices of bonds with lower income yields. Conversely, when interest rates decline, prices of high-income bonds tend to appreciate less than prices of their lower yielding counterparts.

What is the fund's investment approach?

The fund seeks high current income exempt from federal and California state income taxes by investing in long-term municipal bonds.

To achieve this objective, we have constructed a portfolio designed to provide consistently high-income streams. We found such income opportunities through rigorous analysis of each bond's structure, paying particularly close attention to each bond's yield, maturity and early redemption features.

Over time, many of the fund's high yielding bonds matured or were redeemed by their issuers. We generally attempted to replace those bonds with new securities that offered higher-than-average income payments. This strategy is designed to help maximize income. We also seek to upgrade the fund with newly issued bonds that, in our opinion, have better structural or income characteristics than existing holdings. When such opportunities arise, we will usually sell bonds that are close to redemption or maturity. This strategy is intended to protect the fund' s income stream. In addition, we conduct extensive credit analysis of our holdings in an attempt to avoid potential defaults on interest and principal payments.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

The fund was affected by changing interest rates over the past year. When the reporting period began on October 1, 1998, investors were concerned about the potentially adverse economic effects of the global currency and credit crises, which had spread from Asia to Russia and were threatening Latin America. In response, the Federal Reserve Board reduced short-term interest rates last fall
in    an    attempt    to    stimulate    global    economic    growth.

The Federal Reserve's strategy apparently was effective. Economies in Japan and Southeast Asia appear to have halted their deterioration early in 1999, and the growth of the U.S. economy was stronger than most analysts expected. Municipal bond yields and prices stabilized in this environment. In the second and third quarters, however, strong economic growth raised concerns among fixed-income investors that inflationary pressures might re-emerge. The Federal Reserve Board increased short-term interest rates twice during the summer of 1999 in an attempt to forestall inflationary pressures. This change in monetary policy
caused    municipal    bond    prices    to    fall.

In addition, strong economic conditions contributed to the nation's first federal budget surplus in many years. While the government has had less need to issue U.S. Treasury securities, demand has remained high from domestic and overseas investors. This imbalance between supply and demand has, at times, constrained the rise of taxable U.S. Treasury bond yields relative to tax-exempt bond yields. As a result, the municipal bond market generally underperformed the U.S. Treasury securities market during the reporting period. However, because of this relative underperformance, municipal bonds -- including those from California issuers -- are currently offering tax-exempt yields that compare very
favorably    with    taxable    yields    after    adjusting    for    taxes.


What is the fund's current strategy?

We have generally maintained our portfolio positions in a fiscal year characterized by little trading activity. As a result, the fund continues to hold many of the securities it originally purchased. Because interest rates have declined substantially since the fund was originally constructed, there have been very few opportunities to upgrade the portfolio with higher yielding
securities    that    have    suitable    credit    characteristics.

While the fund' s average maturity was at 22 years as of September 30, its average duration, a measure of sensitivity to changes in interest rates, was substantially lower at 8.77 years. That's primarily because lower prevailing interest rates make it more likely that issuers will redeem higher yielding bonds on their call dates, which are usually well in advance of their final maturity dates.

As existing holdings have been called over the past year, we have reinvested the proceeds in long-term, higher yielding bonds as well as in inverse floaters, which are adjustable-rate securities that tend to produce more income along with more risk. As interest rates have risen, we have looked to capture higher yields from newly issued securities. When interest rates peak, this will potentially allow us to lock in these higher yields and participate in the possibility of
capital    appreciation    if    interest    rates    subsequently    fall.

October 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, BASED UPON NET ASSET VALUE PER SHARE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-CALIFORNIA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX
(AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) DISTRIBUTION RATE PER SHARE IS BASED UPON DIVIDENDS PER SHARE PAID FROM NET INVESTMENT INCOME DURING THE PERIOD, DIVIDED BY THE MARKET PRICE PER SHARE AT THE END OF THE PERIOD.

                                                             The Fund

SELECTED INFORMATION

September 30, 1999 (Unaudited)


Market Price per share September 30, 1999       $ 9 5/8

Shares Outstanding September 30, 1999         4,570,248

American Stock Exchange Ticker Symbol               DCM

MARKET PRICE (AMERICAN STOCK EXCHANGE)


                                                        Fiscal Year Ended September 30, 1999
                                             -----------------------------------------------------------------

                             QUARTER                     QUARTER                  QUARTER                     QUARTER
                              ENDED                       ENDED                    ENDED                       ENDED
                        DECEMBER 31, 1998            MARCH 31, 1999            JUNE 30, 1999            SEPTEMBER 30, 1999
                    -----------------------------------------------------------------------------------------------------------

   High                   $10 3/4                      $10 9/16                       $10 1/8                    $10 1/8

   Low                     10 3/16                      10                             9 1/2                      9 1/2

   Close                   10 9/16                      10 1/16                        9 1/2                      9 5/8


PERCENTAGE GAIN (LOSS) based on change in Market Price*

   October 21, 1988 (commencement of operations)
   through September 30, 1999                                      90.93%

   October 1, 1989 through September 30, 1999                       88.74

   October 1, 1994 through September 30, 1999                       61.22

   October 1, 1998 through September 30, 1999                       (2.21)

   January 1, 1999 through September 30, 1999                       (4.74)

   April 1, 1999 through September 30, 1999                         (1.43)

   July 1, 1999 through September 30, 1999                           2.86

NET ASSET VALUE PER SHARE

  October 21, 1988 (commencement of operations)                    $ 9.22

  September 30, 1998                                                 9.77

  December 31, 1998                                                  9.67

  March 31, 1999                                                     9.58

  June 30, 1999                                                      9.28

  September 30, 1999                                                 8.98

PERCENTAGE GAIN (LOSS) based on change in Net Asset Value*

  October 21, 1988 (commencement of operations) through
  September 30, 1999                                                93.21%

   October 1, 1989 through September 30, 1999                       80.68

   October 1, 1994 through September 30, 1999                       36.10

   October 1, 1998 through September 30, 1999                       (2.53)

   January 1, 1999 through September 30, 1999                       (2.92)

   April 1, 1999 through September 30, 1999                         (3.40)

   July 1, 1999 through September 30, 1999                          (1.75)

    *WITH DIVIDENDS REINVESTED.


STATEMENT OF INVESTMENTS

September 30, 1999



                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS--98.0%                                                        Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA--91.2%

Abag Financial Authority For Nonprofit Corps, MFHR

   (Central Park Apartments) 5.60%, 7/1/2038                                                    815,000                  766,076

Bakersfield Central District Development Agency,
   Tax Allocation Revenue, Refunding

   (Downtown Bakersfield Redevelopment)
   6.625%, 4/1/2015 (Prerefunded 4/1/2003)                                                    1,000,000  (a)           1,097,410

California, 7.131%, 12/1/2018                                                                   375,000  (b,c)           354,600

California Department Water Resources, Revenue

   (Central Valley Project) 8.21%, 12/1/2026
   (Prerefunded 6/1/2002)                                                                       900,000  (a,b,c)       1,033,236

California Educational Facilities Authority, Revenue
   (University of San Francisco)

   6.40%, 10/1/2017 (Prerefunded 10/1/2002)                                                   1,100,000  (a)           1,193,863

California Pollution Control Finance Authority:

   Facilities Revenue (Mobil Oil Corp.) 5.50%, 12/1/2029
      (Guaranteed; Mobil Oil Corp.)                                                           1,250,000                1,189,088

   Pollution Control Revenue, 8.536%, 6/1/2014                                                1,000,000  (b,c)         1,128,500

   SWDR:

      (Browning Ferris Industries):

         5.80%, 12/1/2016                                                                     2,000,000                1,832,460

         6.75%, 9/1/2019                                                                        600,000                  604,854

      (Keller Canyon Landfill Co. Project) 6.875%, 11/1/2027                                  1,000,000                1,009,920

California Public Works Board, LR (Various University of
   California Projects)

   6.60%, 12/1/2022 (Prerefunded 12/1/2002)                                                     800,000  (a)             875,576

California Statewide Communities Development Authority:

   COP (The Internext Group) 5.375%, 4/1/2030                                                 1,300,000                1,142,661

   LR, 7.326%, 10/1/2033                                                                      1,000,000  (b,c)           862,960

Capistrano Unified School District, Special Tax:

  (Community Facilities District Number 87-1-Aliso Vieio)

      8.375%, 10/1/2020 (Prerefunded 10/1/2000)                                               2,000,000  (a)           2,134,120

   (Community Facilities District Number 98-2-Ladera)

      5.75%, 9/1/2029                                                                           500,000                  471,785

Duarte, COP (City of Hope National Medical Center)
   6.125%, 4/1/2013 (Prerefunded 4/1/2003)                                                    1,000,000  (a)           1,081,260

Emeryville Public Financing Authority, Revenue

   (Shellmound Park Redevelopment Project)
   6.80%, 5/1/2014 (Prerefunded 5/1/2004)                                                       500,000  (a)             561,020

Escondido Improvement Bond, Act of 1915, Refunding

   (Reassessment District Number 98) 5.70%, 9/2/2026                                            450,000                  422,654

Fresno Health Facility, Revenue, Refunding

   (Holy Cross Health System Corp.) 5.625%, 12/1/2018                                           750,000                  731,903

                                                                                                     The Fund


STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                             Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Palmdale Civic Authority, Revenue, Refunding

  (Merged Redevelopment Project Areas):

   6.60%, 9/1/2034 (Prerefunded 9/1/2004)                                                       590,000  (a)             660,594

   6.60%, 9/1/2034                                                                              410,000                  435,006

Redwood Empire Financing Authority, COP 6.40%, 12/1/2023                                      4,000,000                4,085,880

Sacramento County, Community Facilities District Number 1,
   Special Tax, Refunding

   5.70%, 12/1/2020                                                                             750,000                  712,740

San Diego County, COP:

   5.70%, 2/1/2028                                                                            1,000,000                  926,170

   (Burnham Institute) 6.25%, 9/1/2029                                                        1,000,000                1,005,280

San Joaquin Hills Transportation Corridor Agency,
   Toll Road Revenue

   6.75%, 1/1/2032 (Prerefunded 1/1/2003)                                                     1,000,000  (a)           1,098,500

San Jose, MFHR

   8.745%, 4/1/2012                                                                           2,895,000  (b,c)         3,119,160

Santa Cruz County Public Financing Authority,

  Tax Allocation Revenue

   6.20%, 9/1/2023                                                                            2,000,000                2,043,120

Torrance Redevelopment Agency, Tax Allocation Revenue,
   Refunding

   5.625%, 9/1/2028                                                                             500,000                  463,110

Turlock Health Facility, COP, Refunding (Emanuel Medical Center)

   5.75%, 10/15/2023                                                                          2,500,000                2,357,300

Valley Health System, HR, Refunding (Improvement Project)
   6.50%, 5/15/2025                                                                           2,000,000                2,011,600

U.S. RELATED--6.8%

Commonwealth of Puerto Rico Highway and
  Transportation Authority,

   Transportation Revenue,
   6.09%, 7/1/2038                                                                            1,000,000  (b,c)           752,679

Commonwealth of Puerto Rico Infrastructure
   Financing Authority,

   Special Tax Revenue, 6.495%, 7/1/2015                                                      1,000,000  (b,c)           910,579

Guam Power Authority, Revenue 6.75%, 10/1/2024
   (Prerefunded 10/1/2004)                                                                    1,000,000  (a)           1,126,359
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $40,017,810)                                                              98.0%               40,202,023

CASH AND RECEIVABLES (NET)                                                                         2.0%                  829,028

NET ASSETS                                                                                       100.0%               41,031,051


Summary of Abbreviations

COP                 Certificate of Participation                        MFHR               Multi-Family Housing Revenue

HR                  Hospital Revenue                                    SWDR               Solid Waste Disposal Revenue

LR                  Lease Revenue


Summary of Combined Ratings (Unaudited)


Fitch                or          Moody's               or              Standard & Poor's                     Value (%)
------------------------------------------------------------------------------------------------------------------------------------


AAA                              Aaa                                    AAA                                       26.4

AA                               Aa                                     AA                                         7.4

A                                A                                      A                                          9.7

BBB                              Baa                                    BBB                                       35.6

BB                               Ba                                     BB                                         8.6

Not Rated(d)                     Not Rated(d)                           Not Rated(d)                              12.3

                                                                                                                 100.0


(A) BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING DATE.

(B) INVERSE FLOATER SECURITY -- THE INTEREST RATE IS SUBJECT TO CHANGE PERIODICALLY.

(C) SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT SEPTEMBER 30, 1999, THESE SECURITIES AMOUNTED TO $8,161,714 OR 19.9% OF NET ASSETS.

(D) SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



STATEMENT OF ASSETS AND LIABILITIES

September 30, 1999

                                                             Cost          Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  40,017,810  40,202,023

Interest receivable                                                     942,135

Prepaid expenses                                                          6,694

                                                                     41,150,852
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            23,692

Cash overdraft due to Custodian                                          42,513

Accrued expenses                                                         53,596

                                                                        119,801
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       41,031,051
--------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      42,277,331

Accumulated undistributed investment income--net                        214,530

Accumulated net realized gain (loss) on investments                  (1,645,023)

Accumulated net unrealized appreciation (depreciation)

   on investments--Note 4                                               184,213
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       41,031,051
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(110 million shares of $.001 par value Common Stock authorized)       4,570,248

NET ASSET VALUE per share ($)                                              8.98

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS

Year Ended September 30, 1999

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                       2,635,543

EXPENSES:

Management fee--Note 3(a)                                               302,249

Directors' fees and expenses--Note 3(c)                                  34,967

Auditing fees                                                            30,028

Shareholder servicing costs--Note 3(b)                                   23,190

Shareholders' reports                                                    20,843

Legal fees                                                                8,485

Registration fees                                                         4,443

Custodian fees--Note 3(b)                                                 3,662

Interest expense--Note 2                                                  1,142

Miscellaneous                                                             9,387

TOTAL EXPENSES                                                          438,396

INVESTMENT INCOME--NET                                                2,197,147
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                212,824

Net unrealized appreciation (depreciation) on investments           (3,469,414)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (3,256,590)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (1,059,443)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS

                                                    Year Ended September 30,
                                              ----------------------------------

                                                     1999            1998
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          2,197,147       2,341,879

Net realized gain (loss) on investments           212,824          91,848

Net unrealized appreciation (depreciation)
   on investments                              (3,469,414)        442,951

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                             (1,059,443)      2,876,678
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                         (2,568,624)     (2,607,243)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

DIVIDENDS REINVESTED--NOTE 1(C)                   273,386         278,726

TOTAL INCREASE (DECREASE) IN NET ASSETS        (3,354,681)        548,161
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            44,385,732      43,837,571

END OF PERIOD                                  41,031,051      44,385,732

Undistributed investment income--net              214,530         586,007
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

INCREASE IN SHARES OUTSTANDING AS A
   RESULT OF DIVIDENDS REINVESTED                  28,556          28,549

SEE NOTES TO FINANCIAL STATEMENTS.




FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements and market price data for the fund's shares.


                                                                           Year Ended September 30,
                                                                 ------------------------------------------------------

                                                                 1999       1998      1997        1996         1995
----------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             9.77       9.71      9.52        9.21         8.98

Investment Operations:

Investment income--net                                            .48        .52       .53         .70          .52

Net realized and unrealized

   gain (loss) on investments                                    (.71)       .12       .23         .10          .30

Total from Investment Operations                                 (.23)       .64       .76         .80          .82

Distributions:

Dividends from investment income--net                            (.56)      (.58)     (.57)       (.49)        (.54)

Dividends from net realized gain on investments                    --         --        --          --         (.05)

Total Distributions                                              (.56)      (.58)     (.57)       (.49)        (.59)

Net asset value, end of period                                   8.98       9.77      9.71        9.52         9.21

Market value, end of period                                      9 5/8     10 7/16    10 1/4      8 1/4        8 3/16
----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                                           (2.21)       7.98     32.14        6.86         8.12
----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.02       1.00       .98        1.06         1.06

Ratio of net investment income

   to average net assets                                         5.09       5.34      5.57        7.53         5.95

Portfolio Turnover Rate                                         25.65      19.28     26.38        3.30        13.80
----------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          41,031     44,386    43,838      42,847       41,152

(A)  CALCULATED BASED ON MARKET VALUE.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus California Municipal Income, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified closed-end management investment company. The fund's investment objective is to maximize current income exempt from Federal and California personal income taxes to the extent consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon").

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in municipal debt securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued on the last business day of each week and month by an independent pricing service (" Service" ) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on the last business day of each week and month. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain are declared and paid at least annually. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

For shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the
market    price)    as    defined   in   the   dividend   reinvestment   plan.

On  September 30, 1999, the Board of Directors declared a cash dividend of $.047
per   share   from  investment  income-net,  payable  on  October  28,  1999  to shareholders of record as of the close of business on October 14, 1999.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as
a   regulated   investment   company,   which   can  distribute  tax exempt

                                                                     The  Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

dividends, by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $1,644,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 1999. If not applied, $422,000 of the carryover expires in fiscal 2004 and $1,222,000 expires in fiscal 2005.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ended September 30, 1999 was approximately $22,000, with a related weighted average annualized interest rate of 5.28%.

NOTE 3--Management Fee and Other Transactions  With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .70 of 1% of the value of the fund' s average weekly net assets and is payable monthly. The Agreement provides that if in any full year the aggregate expenses of the fund, exclusive of taxes, interest on borrowings, brokerage and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the fund, the fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. There was no expense reimbursement for the period ended September 30, 1999.


(b) The fund compensates Mellon under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund.
During the period ended September 30, 1999, the fund was charged $28,082 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended September 30, 1999, the fund was charged $3,662 pursuant to the custody agreement.

(c) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 1999, amounted to $11,210,519 and $10,901,828, respectively.

At September 30, 1999, accumulated net unrealized appreciation on investments was $184,213, consisting of $1,526,095 gross unrealized appreciation and $1,341,882 gross unrealized depreciation.

At September 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors

Dreyfus California Municipal Income, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus California Municipal Income, Inc., including the statement of investments, as of September 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of September 30, 1999 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus California Municipal Income, Inc. at September 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

Ernst & Young LLP

New York, New York

November 3, 1999



DIVIDEND REINVESTMENT PLAN (Unaudited)

Under the fund's Dividend Reinvestment Plan (the "Plan"), a holder of the Common Stock (" Common Shareholder" ) who has fund shares registered in his name will have all dividends and distributions reinvested automatically by Mellon, as Plan agent (the "Agent"), in additional shares of the fund at the lower of prevailing market price or net asset value (but not less than 95% of market value at the time of valuation) unless such shareholder elects to receive cash as provided below. If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price or if a cash dividend only is declared, the Agent, as agent for the Plan participants, will buy fund shares in the open market. A Plan participant is not relieved of any income tax that may be payable on such dividends or distributions.

A Common Shareholder who owns fund shares registered in nominee name through his broker/dealer (i.e., in "street name") may not participate in the Plan, but may elect to have cash dividends and distributions reinvested by his broker/dealer in additional shares of the fund if such service is provided by the broker/dealer; otherwise such dividends and distributions will be treated like any other cash dividend or distribution.

A Common Shareholder who has fund shares registered in his name may elect to withdraw from the Plan at any time for a $5.00 fee and thereby elect to receive cash in lieu of shares of the fund. Changes in elections must be in writing, sent to Mellon Bank, c/o ChaseMellon Shareholder Services, Shareholder Investment Plan, P.O. Box 3338, South Hackensack, New Jersey 07606, should include the shareholder's name and address as they appear on the Agent's records and will be effective only if received more than ten business days prior to the record date for any distribution.

The Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account. Shares in the account of each Plan participant will be held by the Agent in non-certificated form in the name of the participant, and each such participant's proxy will include those shares purchased pursuant to the Plan.

                                                             The Fund

DIVIDEND REINVESTMENT PLAN (UNAUDITED) (CONTINUED)

The fund pays the Agent's fee for reinvestment of dividends and distributions. Plan participants pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases in connection with the reinvestment of dividends or distributions.

The fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the change sent to Plan participants at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Agent on at least 90 days' written notice to Plan participants.


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended September 30, 1999 as "exempt-interest dividends" (not generally subject to regular Federal income tax and, for individuals who are California residents, California personal income taxes).

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1999 calendar year on Form 1099-DIV which will be mailed by January 31, 2000.

                                                             The Fund

PROXY RESULTS (Unaudited)

During the fiscal year ended September 30, 1999, shareholders voted on the following proposals presented at the annual shareholders' meeting held on May 21, 1999. The description of each proposal and the number of shares voted are as follows:

                                                                                        Shares
                                                    ------------------------------------------------------------------------------

                                                                  For                              Authority Withheld
                                                    ------------------------------------------------------------------------------

To elect three Class III Directors:*




      Joseph S. DiMartino                                         3,555,925                            64,932
      George L. Perry                                             3,555,995                            64,862
      Paul Wolfowitz                                              3,555,375                            65,482




                                                                                         Shares
                                                     ----------------------------------------------------------------------------

                                                                 For                        Against             Abstained
                                                     ----------------------------------------------------------------------------

To ratify the selection of

Ernst & Young LLP as


independent auditors for the fund                              3,575,815                      6,705                38,337

* The terms of these Class III Directors expire in 2002.


NOTES

OFFICERS AND DIRECTORS

Dreyfus California Municipal Income, Inc.

200 Park Avenue
New York, NY 10166

DIRECTORS

Joseph S. DiMartino, Chairman
Lucy Wilson Benson
David W. Burke
Martin D. Fife
Whitney I Gerard
Robert R. Glauber
Arthur A. Hartman
George L. Perry
Paul Wolfowitz

OFFICERS

President and Treasurer
      Marie E. Connolly
Vice President and Secretary
      Margaret W. Chambers
Vice President and Assistant Treasurer
      Mary A. Nelson
Vice President, Assistant Treasurer and Assistant Secretary
      Stephanie Pierce
Vice President and Assistant Treasurer
      George A. Rio
Vice President and Assistant Treasurer
      Joseph F. Tower, III
Vice President and Assistant Secretary
      Douglas C. Conroy
Vice President and Assistant Secretary
      Christopher J. Kelley
Vice President and Assistant Secretary
      Kathleen K. Morrisey
Vice President and Assistant Secretary
      Elba Vasquez

PORTFOLIO MANAGERS

Joseph P. Darcy
A. Paul Disdier
Douglas J. Gaylor
Stephen C. Kris
Richard J. Moynihan
W. Michael Petty
Jill C. Schaffro
Samuel J. Weinstock
Monica S. Wieboldt

INVESTMENT ADVISER

The Dreyfus Corporation

CUSTODIAN

Mellon Bank, N.A.

COUNSEL

Stroock & Stroock & Lavan LLP

TRANSFER AGENT, DIVIDEND DISTRIBUTION AGENT  AND REGISTRAR

Mellon Bank, N.A.

STOCK EXCHANGE LISTING

AMEX Symbol: DCM

INITIAL SEC EFFECTIVE DATE

10/21/88

THE NET ASSET VALUE APPEARS IN THE FOLLOWING PUBLICATIONS: BARRON'S, CLOSED-END BOND FUNDS SECTION UNDER THE HEADING "MUNICIPAL BOND FUNDS" EVERY MONDAY; WALL STREET JOURNAL, MUTUAL FUNDS SECTION UNDER THE HEADING "CLOSED-END BOND FUNDS" EVERY MONDAY; NEW YORK TIMES, BUSINESS SECTION UNDER THE HEADING "CLOSED-END BOND FUNDS--SINGLE STATE MUNICIPAL BOND FUNDS" EVERY SUNDAY.

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THAT THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET WHEN IT CAN DO SO AT PRICES BELOW THE THEN CURRENT NET ASSET VALUE PER SHARE.

                                                             The Fund

                                                           For More Information

                        Dreyfus California
                        Municipal Income, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Distribution Agent and Registrar

                        Mellon Bank, N.A.
                        85 Challenger Road
                        Ridgefield Park, NJ 07660


(c) 1999 Dreyfus Service Corporation                               426AR999